SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 19, 2008

                     WORLDWATER & SOLAR TECHNOLOGIES CORP.
                     -------------------------------------

               (Exact Name of Registrant as specified in charter)

    Delaware                        0-16936                       33-0123045
  ----------------------------------------------------------------------------
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


       200 Ludlow Drive, Ewing, New Jersey                      08638
  --------------------------------------------------------------------------
   (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:   609/ 818-0700

                                   not applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

     On May 19, 2008, WorldWater & Solar Technologies Corp. ("WORLDWATER") issued a press release, announcing that WorldWater has been awarded two new solar contracts in California, one for the Town of Windsor and the other for the Contra Costa Water District of Concord. The two systems are valued in the aggregate at approximately $5.4 million dollars. A copy of the press release is furnished as Exhibit 99.1 to this report.

     On May 19, 2008, WorldWater issued a second press release announcing the results of the fiscal quarter ended March 31, 2008. The press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1     Press Release dated May 19, 2008.

99.2     Press Release dated May 19, 2008.

______________________________________________________________________________

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WORLDWATER & SOLAR TECHNOLOGIES CORP.


By:  /s/ Frank Smith
-------------------------------------
     Frank Smith
     Chief Executive Officer


Date:  May 20, 2008



EXHIBIT INDEX

99.1     Press Release dated May 19, 2008

99.2     Press Release dated May 19, 2008

                                                                    EXHIBIT 99.1


WORLDWATER & SOLAR TECHNOLOGIES CORP.
[LOGO]
-------------------------------------



                   WORLDWATER & SOLAR TECHNOLOGIES ANNOUNCES
                            TWO NEW SOLAR CONTRACTS

  PROJECTS TO BE INSTALLED FOR TOWN OF WINDSOR AND CONTRA COSTA WATER DISTRICT
       SHOWCASE WORLDWATER'S GROWING CLIENT BASE IN WATER MUNICIPALITIES

EWING,  N.J.  -  May  19,  2008 - WorldWater & Solar Technologies Corp. (OTC BB:
WWAT.OB), developer and marketer of proprietary high-power solar systems, today announced the Company has been awarded two new solar contracts in California, which include a 783 kilowatt system for the Town of Windsor and a 53 kilowatt system for the Contra Costa Water District (CCWD) of Concord. The systems, valued in aggregate at approximately $5.4 million, showcase WorldWater's experience and commitment to providing quality, reliable solar-powered energy systems and water pumping systems to water municipalities.

For the Town of Windsor, WorldWater will install a ground-mount, single axis tracking solar system; two carports with fixed-tilt solar arrays that provide shaded, covered parking; a roof-mounted solar array constructed on a new storage facility and additional roof-mounted solar arrays on two existing structures. The overall system will be installed at the city's wastewater treatment plant. Construction is expected to begin this summer, with completion scheduled for December 2008. The system will help Windsor achieve approximately 50% of its 2010 Green House Gas Reduction Target Program and also indirectly save the district over $130,000 annually on electricity costs from PG&E. The project is being financed under a Power Purchase Agreement or "PPA."

The Contra Costa Water District will be provided with a fixed-tilt, ground mounted solar array which is expected to offset about 30 percent of the electrical use at the station annually. The system will be installed at the Ygnacio Pumping Station, and construction is expected to begin by the end of May, with completion scheduled for mid-August. This installation is part of the Contra Costa Water District's continuing efforts to reduce carbon emissions and to integrate sustainable, cost-effective energy systems into its infrastructure, creating more value for ratepayers. In 2007, the CCWD was named a 'Bay Area Green Business.' The project is being financed in part by a state rebate.

"WorldWater is uniquely suited to provide cost-effective, clean energy solutions to major users of water and electricity in all areas where water availability and increasing energy costs are becoming problematic, most certainly in California," says Frank Smith, CEO, WorldWater and Solar Technologies Corp. "Our ability to design and build solar arrays to run on and off-grid motor control applications makes us a prime supplier to the municipal water market, as well as the agricultural, dairy and food processing industries and large municipal clients."

ABOUT  WORLDWATER  &  SOLAR  TECHNOLOGIES

WorldWater & Solar Technologies Corp. is a full-service, international solar electric engineering and water management company with unique, high-powered and patented solar technology that can not only generate and distribute electricity, but can drive 1000 horsepower motors and pumps from sunshine independently or in conjunction with the electric grid, providing solutions to a broad spectrum of the world's electricity and water supply problems. For more information about WorldWater & Solar Technologies Corp., visit the website at www.worldwater.com.
                                                             ------------------

FORWARD  LOOKING  STATEMENTS:

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB and its quarterly reports on Form 10-QSB both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.

                                      ###

                                       WORLDWATER & SOLAR TECHNOLOGIES CONTACTS:

                               PRESS CONTACT: Amy Copeman (609) 818-0700 ext. 58
                                                         acopeman@worldwater.com
                                                         -----------------------

                         INVESTOR RELATIONS CONTACT:  Chris Witty (646) 438-9385
                                                             cwitty@darrowir.com
                                                             -------------------

                                                                    EXHIBIT 99.2


WORLDWATER & SOLAR TECHNOLOGIES CORP.
[LOGO]
-------------------------------------


                   WORLDWATER & SOLAR TECHNOLOGIES ANNOUNCES
                             FIRST QUARTER RESULTS

    Posts Revenue of $9.0 Million; Company Focused on Path to Profitability


EWING,  N.J.  -  May  19,  2008 - WorldWater & Solar Technologies Corp. (OTC BB:
WWAT.OB), developer and marketer of proprietary high-horsepower solar systems, today announced results for the first quarter ended March 31, 2008.

FINANCIAL  HIGHLIGHTS:

- Revenue for the first quarter was $9.0 million, compared with $0.9 million reported in the first quarter of 2007. The ten-fold increase in revenue was primarily due to several project awards, most notably the Fresno Yosemite Airport, now nearly complete, and Denver International Airport, which broke ground in February.
- The company recorded a gross loss for the quarter of $2.3 million, versus a gross profit of $0.2 million in the prior-year period; the 2008 loss was primarily due to the higher-than-anticipated complexity and thus cost overruns associated with several contracts in progress, including the aforementioned airports.
- The Company's net loss for the first quarter of 2008 was $7.3 million, or $(0.04) per share, compared to a loss of $2.2 million, or $(0.01) per share, in the first quarter of 2007.
- On February 13, 2008 the Company announced that it had raised $35.6 million from the Quercus Trust in a private placement of WorldWater Series F Preferred Stock. The Company's balance of cash and cash equivalents as of March 31, 2008 was $29.4 million, compared with $6.9 million as of December 31, 2007.

"This quarter, we saw tremendous revenue growth but disappointing bottom-line results, which, taken together, highlight where we will focus our energies this year," said Frank Smith, CEO of WorldWater & Solar Technologies. "We have a number of excellent opportunities on our plate, but we have a lot of work to do as well.

"Since March, management has spent a great deal of time and energy reviewing the company's operations, making necessary changes, and planning for the future. We are dedicated to improving our financial performance and paving a path to profitability, and, with this in mind, are currently undergoing a thorough assessment of our overhead, contract priorities, and capital spending plans through the introduction of an increasingly process-oriented business structure. We have already made some changes to right-size our operations, and we will take further measures as necessary to reduce our burn rate and focus on disciplined business execution. The company is also working to shorten project cycle times, to increase visibility, focus our sales efforts and improve WorldWater's overall working capital utilization. In addition, we need to ensure that our contracts are properly priced - as the cost overruns evident this past quarter are simply unacceptable.

"We expect Spain to finalize its new incentive program this summer but, more importantly, see many attractive installation opportunities here in the U.S., including the two new solar contracts in California just announced. We are committed more than ever to leveraging our ENTECH operations, led by Scott Albertson, to provide the company with cutting-edge, dual-axis tracking solutions for photovoltaic and solar thermal applications worldwide. We are now in the process of building a facility that will start rolling out products for validation and qualification in the third quarter, positioning the company for continued expansion in 2009.

"Given recent trends in oil prices, demand for solar power will not, in our opinion, diminish anytime soon. Even as tax credits and incentives change - both here and overseas - the long-term attractiveness of the sun as a viable source of renewable, clean energy is without question. I remain optimistic about the outlook for WorldWater and will update our investors every quarter as to the steps we are taking to strengthen the company and maximize returns to shareholders. We are committed to providing better transparency of information and, with that in mind, are holding our first ever earnings conference call today. As I said, we have a lot of work to do, but we have the people, technology, and vision to take WorldWater & Solar Technologies to the next level and truly become a leader in the solar energy field."

CONFERENCE  CALL

WorldWater will host its first ever earnings conference call at 10:00 a.m. Eastern on May 19, 2008 for the first quarter ended March 31, 2008. During the call, Frank Smith, CEO, and Larry Crawford, CFO, will review the company's operations and financial results. The telephone number for the conference call is 617-224-4326, conference ID #98875418. A live webcast of the call will also be available on the company's website, www.WorldWater.com, and be archived there. Investors will be able to access an encore recording of the conference call for thirty days by calling 617-801-6888, conference ID #88953046. The encore recording will be available two hours after the conference call has concluded.


ABOUT  WORLDWATER  &  SOLAR  TECHNOLOGIES  CORP:

WorldWater & Solar Technologies Corp. is a full-service, international solar electric engineering and water management company with unique, high-powered and patented solar technology that can not only generate and distribute electricity, but can drive 1000 horsepower motors and pumps from sunshine independently or in conjunction with the electric grid, providing solutions to a broad spectrum of the world's electricity and water supply problems. For more information about WorldWater & Solar Technologies Corp., visit the website at www.worldwater.com.

ABOUT  ENTECH,  INC:

ENTECH, a unit of WorldWater & Solar Technologies, provides advanced solar energy technology for a variety of applications, ranging from day lighting systems for commercial buildings to solar power arrays for spacecraft. The company's patented solar power systems produce electricity from sunlight for applications on Earth (terrestrial power) and in space (spacecraft power). ENTECH's Fresnel lenses capture sunlight and focus it onto small solar cells, thereby reducing electricity costs compared to conventional flat-plate (planar) solar energy approaches. Additional information can be found at http://www.entechsolar.com.
--------------------------

FORWARD  LOOKING  STATEMENTS:
Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB and its quarterly reports on Form 10-QSB both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.

                                      ###
                                                     PRESS CONTACT:  Amy Copeman
                                                          (609) 818-0700 ext. 58
                                                         ACopeman@worldwater.com

                                        INVESTOR RELATIONS CONTACT:  Chris Witty
                                                                  (646) 438-9385
                                                             cwitty@darrowir.com
                                                             -------------------